CENTURY SHARES TRUST
CENTURY SMALL CAP SELECT FUND

Supplement to the Currently Effective Prospectuses

March 23, 2011

The following supplements the prospectus of Century Shares Trust:

The Board of Trustees of Century Shares Trust has approved the conversion of Investor Shares into Institutional Shares, a different class of shares of Century Shares Trust that represents an interest in the same investment portfolio as Investor Shares.  This conversion will occur at the relative net asset values of the two share classes at the time of conversion without the imposition of any sales charge or other fee.

Due to the relative net asset values of the share classes, the number of shares owned by each holder of Investor Shares is expected to change; however, immediately following the conversion the aggregate net asset value of the Institutional Shares credited to a shareholder’s account will be the same as the aggregate net asset value of Investor Shares held by such shareholder immediately prior to the conversion.  The conversion will not be a taxable event for shareholders.  The conversion is expected to occur on or about May 27, 2011.

The characteristics and features of Investor Shares and Institutional Shares are similar, except as noted below.

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Investor Shares as a class currently pay a Rule 12b-1 fee of up to 0.25% per annum of the fund’s average daily net assets attributable to the Investor Shares.  These fees are paid out of the fund’s assets on an ongoing basis for distribution of its Investor Shares and for services provided to holders of Investor Shares.  Institutional Shares are not currently subject to a Rule 12b-1 fee.

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For Investor Shares, the minimum initial investment is $2,500 for regular accounts or $1,000 for IRAs, UGMA accounts and accounts established with an automatic investment plan, and the subsequent purchase minimum is $50.  There is no subsequent purchase minimum for Institutional Shares.

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For Institutional Shares the minimum initial investment is $100,000.  Generally, Institutional Shares are available to institutions (such as financial institutions, corporations, trusts and foundations), certain employee benefit plans, financial intermediaries (such as registered investment advisers and financial planners) who purchase shares on behalf of clients, Trustees of the Funds and the Adviser’s employees and their immediate family members.  These requirements will be waived for holders of Investor Shares that are converted to Institutional Shares.

Effective March 23, 2011, Investor Shares of Century Shares Trust is closed to purchase by new investors, however existing holders of Investor Shares of Century Shares Trust may continue to purchase additional Investor Shares until the conversion.

The following replaces the “Description of Share Classes” contained in each fund’s prospectus.

Description of Share Classes
Each Fund offers two classes of shares: Investor Shares and Institutional Shares, however, effective March 23, 2011, Investor Shares of Century Shares Trust is closed to purchase by new investors. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses.  Investor Shares have annual distribution and service fees up to a maximum of 0.25% of the Fund’s net assets attributable to Investor Shares. Institutional Shares do not have annual distribution and service fees. The share classes also have different minimum investment amounts, which are described below. Be sure to specify which class of shares you are purchasing on the application form.

Investor Shares:  The minimum initial investment for Century Small Cap Select Fund’s Investor Shares is $2,500 for regular accounts and $1,000 for IRAs, UGMA accounts, and accounts established with an automatic investment plan. The minimum investment amount for all subsequent purchases of Investor Shares is $50.

Institutional Shares:  The minimum initial investment for both Funds’ Institutional Shares is $100,000, and there is no minimum investment amount for subsequent purchases. Generally, Institutional Shares are available to institutions (such as financial institutions, corporations, trusts and foundations), certain employee benefit plans, financial intermediaries (such as registered investment advisers and financial planners) who purchase shares on behalf of clients, Trustees of the Funds and the Adviser’s employees and their immediate family members. Individual investors who purchase shares directly from the Funds also may be eligible to purchase Institutional Shares. Please call 800-303-1928 for more information.

For investors purchasing Institutional Shares through financial intermediaries, institutions, or through an omnibus account, shareholder purchases may be aggregated to meet the minimum initial investment amount. The minimum initial investment amount may be reduced for certain financial intermediaries that aggregate purchases on behalf of clients. The minimum initial investment amount does not apply to accounts of the Adviser, its affiliates and related persons, or any of their employees, or Trustees of the Funds.

Each Fund retains discretion to reduce or waive the minimum initial investment requirements if deemed appropriate by an officer of the Fund.

The following replaces the second paragraph under the heading “Shareholder Accounts” in each fund’s prospectus.

If the value of your account falls below the minimum initial investment amount because of redemptions, the Fund may contact you and ask you to increase your account balance. If you fail to do so within a reasonable period of time, the Fund may close the account and send you the proceeds. For Century Shares Trust, this does not apply to Shareholders who opened accounts prior to July 18, 2005 or who received Institutional Shares in exchange for Investor Shares.

Please Retain This Supplement for Future Reference